SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definite Proxy Statement
[ ] Definite Additional Materials
[ ] Soliciting Material Pursuant to sec 240.14a-11(c) or sec 240.14a-12


                        U.S. Restaurant Properties, Inc.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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[ ] Fee paid previously with preliminary materials.

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    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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


                        U.S. RESTAURANT PROPERTIES, INC.

                             5310 Harvest Hill Road
                                    Suite 270
                               Dallas, Texas 75230
                                 (972) 387-1487

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 2, 1999


To the Stockholders of
U.S. Restaurant Properties, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of U.S. Restaurant Properties, Inc., a Maryland corporation (the "Company"), will be held at The Hotel Inter-Continental, 15201 North Dallas Parkway, Dallas, Texas on June 2, 1999, at 10:00 a.m. local time, for the following purposes:

         1. The election of seven directors to hold office for terms expiring at the next annual meeting of stockholders;

         2. To approve an amendment to the Company's Flexible Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 500,000;

         3. To ratify Deloitte & Touche LLP as the Company's independent auditors; and

         4. To transact such other business as may properly come before the Annual Meeting.

It is desirable that as large a proportion as possible of the stockholders' interests be represented at the Annual Meeting. Whether or not you plan to be present at the Annual Meeting, you are requested to sign and return the enclosed proxy in the envelope provided so that your stock will be represented. The giving of such proxy will not affect your right to vote in person should you later decide to attend the Annual Meeting. Please date and sign the enclosed proxy and return it promptly in the enclosed envelope.

Copies of the Proxy Statement relating to the Annual Meeting and the Annual Report outlining the Company's operations for the year ended December 31, 1998 accompany this Notice of Annual Meeting of Stockholders.

Only holders of record of the Common Stock of the Company at the close of business on April 9, 1999 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof, notwithstanding any transfer of the Common Stock on the books of the Company after such record date.

By Order of the Board of Directors,

/s/ FRED H. MARGOLIN

FRED H. MARGOLIN
Secretary
Dallas, Texas
April 16, 1999

                        U.S. RESTAURANT PROPERTIES, INC.

                             5310 Harvest Hill Road
                                    Suite 270
                               Dallas, Texas 75230


                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                             To Be Held June 2, 1999

         This Proxy Statement and the accompanying proxy card, Notice of Annual Meeting of Stockholders and letter to stockholders are first being mailed to holders (the "Stockholders") of the common stock, par value $.001 per share (the "Common Stock"), of U.S. Restaurant Properties, Inc., a Maryland corporation (the "Company"), on or about April 16, 1999, in connection with the solicitation of proxies on behalf of the Board of Directors of the Company (the "Board of Directors") to be exercised at the Annual Meeting of Stockholders (the "Meeting") to be held at The Hotel Inter-Continental, 15201 North Dallas Parkway, Dallas, Texas, on Wednesday, June 2, 1999, at 10:00 a.m.

         At the Meeting, the Stockholders will be asked to consider and vote on the following proposals (collectively, the "Proposals"):

         (i) The election of seven directors to hold office for terms expiring at the 1999 annual meeting of stockholders;

         (ii) The approval of an amendment to the Company's Flexible Incentive Plan (the "Plan") to increase the number of shares of Common Stock issuable thereunder by 500,000;

         (iii) The approval and ratification of the selection of Deloitte & Touche LLP ("Deloitte & Touche") by the Board of Directors as independent auditors for the Company for the fiscal year ending December 31, 1999; and

         (iv) Such other business as may properly come before the Meeting.

The Board of Directors does not know of any other matter that is to come before the Meeting. If any other matters are properly presented for consideration, however, the persons authorized by the enclosed proxy will have discretion to vote on such matters in accordance with their best judgment.

         Only Stockholders of record as of the close of business on April 9, 1999 (the "Record Date") are entitled to notice of and to vote at the Meeting or any adjournments thereof. As of the close of business on the Record Date, there were 14,338,627 shares of Common Stock, issued and outstanding and entitled to vote. The Common Stock constitutes the only class of capital stock of the Company issued and outstanding entitled to vote at the Meeting. Each Stockholder of record on the Record Date is entitled to one vote for each share of Common Stock held. A majority of the outstanding shares of Common Stock, represented in person or by proxy, will constitute a quorum at the Meeting; however, if a quorum is not present or represented at the Meeting, the Stockholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn the Meeting from time to time, without notice, other than by announcement at the Meeting, until a quorum is present or represented. At any such adjourned Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Meeting.

         Each share of Common Stock may be voted to elect up to seven individuals (the number of directors to be elected) as directors of the Company. To be elected, each nominee for director must receive a plurality of the votes cast by the shares of Common Stock entitled to vote at a meeting at which a quorum is present. It is intended that, unless authorization to vote for one or more nominees for director is withheld, proxies will be voted FOR the election of all of the nominees named in this Proxy Statement. Approval of a majority of the shares of Common Stock represented and voting at the Meeting will be necessary for approval of the amendment to the Plan and the ratification of the Board of Directors' selection of Deloitte & Touche as independent auditors for the fiscal year ending December 31, 1999.

         Votes cast by proxy or in person will be counted by two persons appointed by the Company to act as inspectors for the Meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. For purposes of the Proposals to elect directors, approve this amendment to the Plan and ratify Deloitte & Touche, abstentions will not be counted as votes cast and will have no effect on the result of the vote on such Proposals.

         Broker non-votes occur where a broker holding stock in street name votes the shares on some matters but not others. Brokers are permitted to vote on routine, non-controversial proposals in instances where they have not received voting instructions from the beneficial owner of the stock but are not permitted to vote on non-routine matters. The missing votes on non-routine matters are deemed to be "broker non-votes." The election inspectors will treat broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum.

         Stockholders are urged to sign the accompanying form of proxy, solicited on behalf of the Board of Directors, and, immediately after reviewing the information contained in this Proxy Statement and in the Annual Report outlining the Company's operations for the fiscal year ended December 31, 1998 (included with this Proxy Statement), return it in the envelope provided for that purpose. Valid proxies will be voted at the Meeting and any adjournment or adjournments thereof in the manner specified therein. If no directions are given but proxies are executed in the manner set forth therein, such proxies will be voted FOR the election of the nominees for director set forth in this Proxy Statement, FOR the approval of the amendment to the Plan and FOR the ratification of the selection of Deloitte & Touche as the Company's independent auditors for the fiscal year ending December 31, 1999. Any Stockholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise by providing written notice to the Secretary of the Company of such revocation, voting in person at the Meeting or executing and delivering, to the Secretary of the Company, a later-dated proxy.

         Each of the directors and executive officers of the Company has informed the Company that he or she will vote all of his or her shares of Common Stock in favor of all of the Proposals.

                            I. ELECTION OF DIRECTORS

         The Bylaws of the Company provide that the number of directors of the Company shall be as set forth in the Company's Articles of Incorporation, as amended (the "Articles"), or as may be established by the Board of Directors but may not be fewer than the number required under the Maryland General Corporation Law nor more than 15 members. The current Board of Directors consists of seven members. At the Meeting, all seven directors, Robert J. Stetson, Fred H. Margolin, Gerald H. Graham, George Mileusnic, Darrel L. Rolph, David K. Rolph and Eugene G. Taper are to be elected, to hold office until the next annual meeting of Stockholders and until their successors are elected and qualify. Each of the nominees has consented to serve as a director if elected. If any of the nominees shall become unable or unwilling to stand for election as a director (an event not now anticipated by the Board of Directors), proxies will be voted for such substitute as shall be designated by the Board of Directors. The following table sets forth for each nominee for election as a director of the Company his age, principal occupation, position with the Company, if any, and certain other information. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.


     Name            Age      Principal Occupation              Director Since
-----------------   -----  ---------------------------         ----------------
Robert J. Stetson    48    Mr. Stetson has been the Chief       January 1997
                           Executive  Officer, President
                           and a director of the Company
                           since its formation in January
                           1997.  Since May 1994,  Mr.
                           Stetson  has  been  Chief
                           Executive Officer and President
                           and a director of QSV Restaurant
                           Properties, Inc. ("QSV"), the
                           former general partner of U.S.
                           Restaurant Properties Master
                           L.P. (the predecessor to the
                           Company). From 1987 until 1992,
                           Mr. Stetson served as the Chief
                           Financial Officer and later
                           President-Retail  Division of
                           Burger King Corporation and
                           Chief Financial Officer and
                           later Chief Executive Officer
                           of Pearle Vision. As Chief
                           Financial Officer of Burger
                           King Corporation. Mr. Stetson
                           was responsible for managing
                           more than 950 restaurants that
                           Burger King Corporation leased
                           to tenants. Prior to 1987, Mr.
                           Stetson served in several
                           positions with PepsiCo Inc. and
                           its subsidiaries, including
                           Chief Financial Officer of Pizza
                           Hut, Inc.

     Name            Age      Principal Occupation              Director Since
-----------------   -----  --------------------------          ----------------
Fred H. Margolin     49    Mr. Margolin has been the            January 1997
                           Chairman of the Board,
                           Treasurer, Secretary and a
                           director of the Company since
                           its formation in January 1997.
                           Since May 1994,  Mr. Margolin
                           has been the Chairman of the
                           Board of Directors, Treasurer
                           and Secretary of QSV. In 1977,
                           Mr. Margolin founded Intercon
                           General Agency, a national
                           general insurance agency
                           specializing in the development
                           and marketing of insurance
                           products for financial
                           institutions. Mr. Margolin
                           served as the Chief Executive
                           Officer of Intercon General
                           Agency from its inception until
                           its sale to a public company in
                           1982 after having developed it
                           into a national presence. In
                           1989, Mr. Margolin founded and
                           became the President of
                           American Eagle Premium Finance
                           Company. From 1982 through
                           1992, Mr. Margolin developed
                           and then leased or sold shopping
                           centers having an aggregate cost
                           of approximately $50,000,000 as
                           well as land development and
                           purchasing residential properties.


George Mileusnic     45    Mr. Mileusnic is a director of       April 1999
                           the Company.  Mr. Mileusnic
                           has been an independent business
                           consultant since 1998. He was
                           Executive Vice President-
                           Recreation Division of The
                           Coleman Company, Inc., from 1996
                           to 1998 and Chief Financial
                           Officer of The Coleman Company
                           from 1989 to 1996. Mr. Mileusnic
                           is a member of the Board of
                           Directors of Funcoland, Inc.,
                           and the Board of Trustees of
                           In-Trust Funds.


Gerald H. Graham     61    Mr. Graham is a director of the      January 1997
                           Company and a member of the
                           Compensation Committee. Mr.
                           Graham is a professor and the
                           Dean of the Barton School of
                           Business at Wichita State
                           University.

     Name            Age      Principal Occupation              Director Since
-----------------   -----  --------------------------          ----------------
Darrel L. Rolph      61    Mr. Rolph is a director of           January 1997
                           the Company and a member of
                           the Audit Committee. Mr. Rolph
                           is Chairman of the Board and
                           Secretary of the mexican food
                           restaurant chain, Carlos
                           O'Kelly's, and President of
                           Sasnak Management Corp., a
                           restaurant management company.
                           Mr. Rolph has held these
                           positions for over ten years.


David K. Rolph       50    Mr. Rolph is a director of the       January 1997
                           Company and a member of the
                           Compensation Committee. Mr.
                           Rolph is President of Carlos
                           O'Kelly's, a mexican restaurant
                           chain, and Vice-President of
                           Sasnak Management Corp., a
                           restaurant management company.
                           Mr. Rolph has held these
                           positions for over ten years.


Eugene G. Taper      62    Mr. Taper is a director of the       January 1997
                           Company and a member of the
                           Audit Committee. Mr. Taper has
                           been a certified public
                           accountant and a business
                           consultant since 1993. Prior to
                           1993, Mr. Taper was a partner
                           of Deloitte & Touche LLP, an
                           international public accounting
                           firm.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the fiscal year ended December 31, 1998, the Board of Directors held six regular meetings, and nine special meetings. Each of the directors attended at least 75% of all meetings held by the Board of Directors and all meetings of each committee of the Board of Directors on which such director served during the fiscal year ended December 31, 1998.

The Board of Directors has an Audit Committee and a Compensation Committee.

         The Audit Committee is an advisory committee whose current members are Mr. Taper and Mr. Darrell Rolph. The Audit Committee met two times during the fiscal year ended December 31, 1998. The function of the Audit Committee is to make recommendations concerning the engagement of independent public accountants, review with the independent public accountants the plans and results of the audit engagement, approve professional services provided by the independent public accountants, review the independence of the independent public accountants, consider the range of audit and nonaudit fees and review the adequacy of the Company's internal accounting controls.

         The Compensation Committee currently consists of Mr. Graham and Mr. David Rolph. The Compensation Committee recommends compensation for the Company's executive officers to the Board of Directors and administers the Plan. The Compensation Committee met three times during the fiscal year ended December 31, 1998.

COMPENSATION OF DIRECTORS

         Directors who are not employees of the Company are paid a $14,000 annual retainer and each committee chairman gets an additional $1,000 per annum. Directors who are employees of the Company are not paid any director's fees. The Company may reimburse all directors for their travel expenses incurred in connection with attending meetings and their activities on behalf of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee consists of Mr. Graham and Mr. David Rolph, neither of whom is a former or current officer or employee of the Company or any of its subsidiaries. No executive officer of the Company serves as an officer, director or member of any entity, an executive officer or director of which is a member of the Compensation Committee.


                        EXECUTIVE OFFICERS AND DIRECTORS

         The executive officers of the Company serve at the discretion of the Board of Directors and are chosen annually by the Board of Directors at its first meeting following the annual meeting of Stockholders. The following table sets forth the names and ages of the executive officers and directors of the Company and the positions held with the Company by each individual.

       Name                  Age                    Title
       ----                  ---                    -----
EXECUTIVE OFFICERS
Robert J. Stetson            48             Chief Executive Officer and President
Fred H. Margolin             49             Chairman of the Board, Secretary and Treasurer
Michael D. Warren            48             Director of Finance


Outside Directors
Gerald H. Graham             61             Director
George Mileusnic             45             Director
Darrel L. Rolph              61             Director
David K. Rolph               50             Director
Eugene G. Taper              62             Director



EXECUTIVE OFFICERS

         For a description of the business experience of Messrs. Stetson and Margolin, see "Election of Directors" above.

         Michael D. Warren is the Director of Finance of the Company. Mr. Warren is a CPA and a 17 year veteran of the food service industry with an extensive financial background. He served 12 years with PepsiCo Inc.'s food service operations in various financial positions, including Controller of their international restaurant group. He also was on the team of officers that put together the initial public stock offering for Rare Hospitality, Inc., the New England steak house chain acquired in 1996 by Longhorn Steakhouse. Most recently he was Chief Financial Officer for a 24-unit Hardee's franchise based in Savannah, Georgia.

OUTSIDE DIRECTORS

         For a description of the business experience of Messrs. Graham, Mileusnic, Darrel Rolph, David Rolph and Taper, see "Election of Directors" above.


                             EXECUTIVE COMPENSATION

         The Company did not commence operations until October 15, 1997, and, consequently, did not pay any cash compensation to its executive officers for the year ended December 31, 1996 or prior to the conversion of the Company to a real estate investment trust effective October 15, 1997. The following table sets forth certain information with respect to annual and long-term compensation for the period ended December 31, 1998, paid, or accrued with respect to, each of the Company's executive officers (the "Executive Officers").


                           SUMMARY COMPENSATION TABLE

                                                     Annual                          Long-Term
                                                  Compensation                     Compensation
                                                  ------------                        Awards
                                                                                      ------
                                                                                    Securities
       Name and                                                     Other Annual    Underlying      All Other
   Principal Position      Year       Salary         Bonus          Compensation      Options      Compensation
   ------------------      ----       ------         -----          ------------      -------      ------------
Robert J. Stetson....      1998      $250,000     $        -    $         -           ---         $         -
   Chief Executive         1997      $ 45,081     $        -    $         -         245,000       $         -
   Officer and President
Fred H. Margolin.....      1998      $250,000     $        -    $         -           ---         $         -
   Chairman of the         1997      $ 45,081     $        -    $         -         245,000       $         -
   Board, Secretary and
   Treasurer
Michael D. Warren....      1998       $85,833     $   19,462    $         -           ---         $         -
   Director of Finance     1997       $20,607     $        -    $         -          10,000       $         -



OPTION EXERCISES AND YEAR-END OPTION VALUES

         The following table sets forth certain information concerning the value of the unexercised options as of December 31, 1998 held by the Executive Officers. No options were exercised by the Executive Officers during the fiscal year ended December 31, 1998.


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                     Number of Securities
                                          Underlying                                        Value of Unexercised
                                         Unexercised                                            in-the-Money
                                    Option/SARs at Fiscal                                  Options/SARs at Fiscal
                                           Year-End                                               Year-End
                         ---------------------------------------------          ----------------------------------------------
         Name                 Exercisable           Unexercisable                    Exercisable            Unexercisable
         ----                 -----------           -------------                    -----------            -------------
Robert J. Stetson                  0                   245,000                           $0                  $566,563
Fred H. Margolin                   0                   245,000                            0                  $566,563
Michael D. Warren                  0                    10,000                            0                  $ 23,125

------------------
(1) The fair market value on December 31, 1998 of the Common Stock underlying the options was $24.3125 per share.

EMPLOYMENT AGREEMENTS

         Each of Messrs. Stetson and Margolin entered into an employment agreement (the "Employment Agreements") with the Company as of October 15, 1997. Each of the Employment Agreements will expire on the fourth anniversary of the date thereof. Pursuant to the Employment Agreements, Mr. Stetson serves as Chief Executive Officer and President of the Company and will be paid an annual base salary of $250,000, and Mr. Margolin serves as Chairman of the Board, Treasurer and Secretary of the Company and will be paid an annual base salary of $250,000. The Employment Agreements provide for salary raises at the discretion of the Board, provided that, prior to December 31, 2000, neither Mr. Stetson nor Mr. Margolin will receive cash compensation (i.e., excluding the value of any equity-based compensation, such as stock options or shares of restricted stock) in excess of $300,000.

         Under the terms of the respective Employment Agreements, if the covered executive's employment with the Company is terminated by the Company other than for "cause" (as defined in the Employment Agreement) or by constructive discharge" (as defined in the Employment Agreement), the terminated executive will be entitled to receive an amount equal to two times the highest annualized rate of salary prior to the date of termination. In the event such covered executive's employment is terminated without cause or by constructive discharge within three years following a "change in control" (as defined in the Employment Agreement), the Employment Agreement also provide for the payment of severance compensation in an amount equal to 2.99 times the covered executive's compensation (which includes both salary and any cash bonus).

                      REPORT OF THE COMPENSATION COMMITTEE
                        ON EXECUTIVE OFFICER COMPENSATION

         The following report of the Compensation Committee of the Company's Board of Directors (the "Compensation Committee") and the performance graph that appears immediately after such report shall not be deemed to be soliciting material or filed with the Securities and Exchange Commission (the "SEC') under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act), or incorporated by reference in any document so filed.

GENERAL

         The Compensation Committee recommends to the Board of Directors the compensation of the executive officers of the Company and administers the Plan and any other employee benefit plans established by the Company. The Compensation Committee reviews the overall compensation program of the Company to assure that it is reasonable and, in consideration of all of the facts including practices of comparably sized real estate investment trusts, adequately recognizes performance tied to creating stockholder value and meets overall Company compensation and business objectives. The Compensation Committee's philosophy for compensating executive officers is that an incentive based compensation system tied to the Company's financial performance and stockholder return will best align the interest of its executive officers with the objectives of the Company and its stockholders. The Compensation Committee attempts to promote financial and operational success by attracting, motivating and assisting in the retention of key employees who demonstrate the highest levels of ability and talent. The Compensation Committee has determined that the Company's compensation program should reward performance measured by the creation of value for stockholders. In accordance with this philosophy, the Compensation Committee oversees the implementation of the compensation system designed to meet the Company's financial objectives by making a significant portion of an executive officer's compensation dependent upon both the Company's and such executive's performance. The Company's executive compensation program consists of the following elements: (i) a base salary, which results from an assessment of each executive's level of responsibility and experience, individual performance and contributions to the Company; (ii) annual incentives that are directly related to the performance of the executive's department and the financial performance of the Company as a whole; and (iii) subject to Stockholder approval of the Plan, grants of stock options designed to motivate individuals to enhance long-term profitability of the Company and the value of the Common Stock. The Compensation Committee does not allocate a fixed percentage to each of these three elements, but works with management to design compensation structures which will best serve its goals.

BASE SALARY

         Each of Messrs. Stetson and Margolin has entered into an employment agreement with the Company, which employment agreements described under the caption "Employment Agreements" contained in this Proxy Statement. Pursuant to the terms of such employment agreements, the base salaries of Messrs. Stetson and Margolin are set for the term of the agreements. Recommendations for compensation of the executive officers, other than Messrs. Stetson and Margolin, are provided by the Chief Executive Officer after annual evaluations of individual contributions to the business of the Company are held with each such executive officer. Factors considered by the Compensation Committee in setting base salaries include the performance of the Company, measured by both financial and non-financial objectives, individual accomplishments, any planned change of responsibility for the forthcoming year, salaries paid for similar positions within the real estate and REIT industry as published in industry statistical surveys and proposed base salary relative to that of other executive officers. The predominating factor is the performance of the Company. The application of the remaining factors is subjective, with no particular factor being given more weight than any other.

ANNUAL INCENTIVES

           Executives are also eligible for annual incentive awards, which awards are designed to place a significant part of an executive's annual compensation at risk. The Executive Officers will participate in a bonus incentive program under which the individual executives are eligible for annual cash bonuses. No bonuses were paid by the Company to the Executive Officers other than Michael Warren for the year ended December 31, 1998. The Compensation Committee anticipates that future bonuses will be determined on the basis of a comparison of actual performance against pre-established performance goals, for the Company and will be, in part, based on the discretion of the Compensation Committee.

LONG-TERM INCENTIVES

         In keeping with the Compensation Committee's philosophy to provide long-term incentives to executive officers and other key employees, subject to Stockholder approval of the Plan, stock options are anticipated to be granted to executive officers and other key employees on a periodic basis. The Committee establishes the number of options granted based upon REIT industry data and upon each individual's base salary.

CEO PERFORMANCE EVALUATION

         The Compensation Committee recommends to the Board of Directors for its approval the compensation for all executives, including the Chief Executive Officer. Mr. Stetson has an employment agreement with the Company that provides for his base salary to be set at $250,000, subject to annual review by the Compensation Committee. In 1998, the Company paid Mr. Stetson $250,000 and paid him no bonus compensation.

Tax Considerations

        The Compensation Committee is aware of the tax law which makes certain "non-performance based" compensation to certain executive officers in excess of $1,000,000 non-deductible to the Company. While none of the Executive Officers of the Company currently receives performance-based compensation at or near the $1,000,000 maximum, the Compensation Committee has carefully considered the impact of these tax provisions and has taken steps which are designed to minimize its future effect, if any.








                                Gerald H. Graham
                                 David K. Rolph

                             STOCK PERFORMANCE GRAPH

         Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Common Stock (and the common units of beneficial interest of U.S. Restaurant Properties Master L.P., the Company's predecessor, see "Certain Relationship and Related Transactions"), with the cumulative total return of the S&P 500 Index and the National Association of Real Estate Investment Trusts ("NAREIT") All Equity REIT Index, assuming the investment of $100 on December 31, 1993 and the reinvestment of dividends.


                      COMPARISON OF CUMULATIVE TOTAL RETURN
                        AMONG THE COMPANY, S&P 500 INDEX
                          AND NAREIT EQUITY REIT INDEX

                                    [GRAPH]


                                                                         PERIOD ENDING
                                    ---------------------------------------------------------------------------
INDEX                               12/31/1993   12/31/1994   12/31/1995   12/31/1996   12/31/1997   12/31/1998
---------------------------------------------------------------------------------------------------------------
U.S. Restaurant Properties, Inc.        100.00       101.45       148.51       225.53       311.63       336.32
S&P 500                                 100.00       101.32       139.39       171.26       228.42       293.69
NAREIT All Equity REIT Index            100.00       103.70       119.48       164.04       198.75       165.71

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In connection with the conversion of the Company from a master limited partnership to a REIT, QSV withdrew as general partner of each of USRP and the Operating Partnership effective as of October 15, 1997, and USRP Managing was substituted as general partner of each of USRP and the Operating Partnership. In conjunction with such withdrawal, QSV (i) converted its interests in (a) its allocable share of income, profits, losses and distributions of the Operating Partnership as general partner thereof and (b) fees and disbursements for the acquisition and management of the Operating Partnership's properties (together, the "Operating Partnership General Partner Interest") payable to it pursuant to the terms of the partnership agreement of the Operating Partnership and (ii) converted its general partner interest 'in USRP (the "USRP Interest") (together with the conversion of its interests in the Operating Partnership described above, the "Termination") for 1,148,418 Operating Partnership Units and 126,582 shares of Common Stock, respectively, and as a result of such conversion will be eligible to receive additional consideration in the year 2000 (together, the "Acquisition Price").

         The Acquisition Price consists of two components: (i) the initial share consideration (the "Initial Share Consideration") and (ii) the contingent share consideration (the "Contingent Share Consideration"). The Initial Share Consideration was paid in the form of 1, 148,418 Operating Partnership Units in exchange for the Operating Partnership General Partner Interest and 126,582 shares of Common Stock (1% of all shares of Common Stock outstanding immediately following the Merger) issued by the Company at the effective time of the Merger in exchange for the USRP Interest. The Contingent Share Consideration is equal to the value of up to 825,000 shares of Common Stock (subject to adjustment in the event of certain dilutive events), and will consist of Operating Partnership Units (the "Contingent Shares"). The exact number of Contingent Shares to be issued will be determined by dividing the amount by which MGP Net Income exceeds $3,612,500 by $2.83. MGP Net Income is defined as the fees and distributions in excess of $3,612,500 which would otherwise have been payable to QSV for fiscal year ended December 31, 2000 pursuant to the Operating Partnership General Partner Interest and the USRP Interest less $775,000. QSV will not receive any distributions with respect to the Contingent Shares, or otherwise have any rights with respect thereto, until they are issued. The Contingent Shares shall be issued by the Operating Partnership as soon as practicable following the end of the year 2000, but in no event later than March 31, 2001. The Company anticipates that all of the Contingent Shares will be issued, and in light of that *the has recorded as of December 31, 1998 an expense of $12,047,000 as the cost of issuance of Contingent Shares accruable as of that date.

         The Acquisition Price was determined through negotiations between management of QSV, the then managing general partner of U.S.R.P., the Company's predecessor, and a special committee (the "Special Committee") of the board of directors of the managing general partner, consisting solely of directors who were neither officers nor stockholders of QSV. The structure of the Acquisition Price was adopted as a result of the Special Committee's desire to protect the stockholders of the Company from being diluted by the issuance of the share consideration. This structure also enabled the Special Committee to establish a price to be paid for the management contract which was to be terminated and QSV's interest in U.S.R.P. The Special Committee was appointed to address any potential conflicts of interest.

         The Special Committee engaged Morgan Keegan & Company, Inc. ("Morgan Keegan"), an investment banking firm that regularly renders valuations of businesses and securities in connection with business combinations, as its financial advisor. The Special Committee and management of QSV conducted negotiations, with Morgan Keegan's input, from December 30, 1996 to February 5, 1997, when the Special Committee determined to accept the Acquisition Price. The Special Committee based its determination on the following factors:

         1. The Morgan Keegan fairness opinion received at the February 5, 1997 meeting of the Special Committee.

         2. The structure of the Acquisition Price, as QSV would receive all or a portion of the contingent shares if and only if the MGP Net Income for the year ending December 31, 2000 reaches or exceeds certain levels. As a result, the contingent share portion of the Acquisition Price provided for a mechanism for the consideration to be paid by the Company to correlate to the obligations of which the Company was being relieved.

         3. The maximum number of contingent shares that could be issued is capped.

         In addition, as of March 31, 1999 QSV holds options (the "Options") to purchase 110,000 shares of Common Stock pursuant to an Option Agreement, dated March 24, 1995, by and between USRP and QSV, which Options were assumed by the Company pursuant to the Merger. All of the Options are fully vested and exercisable. The Options are exercisable at an exercise price of $10.33 per share. The Options are not transferable except by operation of law pursuant to a consolidation, merger, recapitalization or reorganization of QSV.

         Robert J. Stetson owns a 30% interest in QSV and is the Chief Executive Officer, President and Director of the Company. Fred H. Margolin owns a 30% interest in QSV and is the Chairman of the Board of Directors, Secretary and a Director of the Company, David K. Rolph and Darrel L. Rolph, each own a 20% interest in QSV and are Directors of the Company.

         In 1998, eleven restaurant properties were acquired from Apple South, Inc., a Georgia corporation. The operations on these properties were purchased by an entity in which David and Darrel Rolph hold a majority interest. The Company has entered into a lease agreement with this entity with respect to the 11 properties. Management believes the terms of this lease are comparable to similar terms which could be obtained from unrelated third parties.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table and the notes thereto set forth certain information with respect to the beneficial ownership of shares of Common Stock, as of March 31, 1999 (except as noted in the footnotes to such table), by each person or group within the meaning of Section 13(d)(3) of the Exchange Act who is known to the management of the Company to be the beneficial owner of more than five percent of the outstanding Common Stock of the Company:

           Name and Address                            Number of Shares                       Percent
         of Beneficial Owner                          Beneficially Owned                     Of Class
         -------------------                          ------------------                     --------
QSV Properties, Inc.                                    1,840,000 (1)                          11.8
5310 Harvest Hill Road
Suite 270
Dallas, Texas  75270

--------------------
 (1) Includes 1,148,418 OP Units each of which is immediately exchangeable for one share of Common Stock and 110,000 shares of Common Stock issuable upon the exercise of an option which is immediately exercisable.

SECURITY OWNERSHIP OF MANAGEMENT

    The following table and the notes thereto set forth certain information with respect to the beneficial ownership of shares of Common Stock of the Company, as of March 31, 1999, by each director, each Executive Officer and by all Executive Officers and directors as a group:

                 Name and Address of                          Number of Shares                   Percent
               Beneficial owner (1)(2)                       Beneficially Owned                  of Class
               -----------------------                       ------------------                  --------
Robert J. Stetson.....................                              19,650                           *
Fred H. Margolin......................                              42,846 (3)                       *
Michael D. Warren.....................                               2,200                           *
Gerald H. Graham......................                               2,100                           *
George Mileusnic......................                                  --                           *
Darrel L. Rolph.......................                               6,000 (3)                       *
David K. Rolph........................                               4,500 (3)                       *
Eugene G. Taper.......................                               1,707                           *
All Directors and Executive
    Officers (8 persons)..............                              79,003                           *


--------------------
* Less than 1%
 (1) The business address of the persons named above is c/o U.S. Restaurant Properties, Inc., 5310 Harvest Hill Road, Suite 270, Dallas, Texas 75230.
 (2) Except as otherwise indicated, (i) the persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, and (ii) none of the shares shown in this table or referred to in the footnotes hereto are shares of which the persons named in this table have the right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) promulgated under the Exchange Act.
 (3) Excludes shares beneficially owned by QSV, of which Messrs. Stetson, Margolin, Darrel Rolph and David Rolph are the stockholders and directors, and as to which each such person disclaims beneficial ownership.

                    II. APPROVAL OF THE AMENDMENT TO THE PLAN


GENERAL

         The Company has adopted the Plan, which provides for the grant of various types of stock-based compensation to directors, officers, employees, consultants and advisors of the Company and its subsidiaries. The purpose of the Plan is to reinforce the long-term commitment to the Company's success of those directors, officers, employees, consultants and advisors of the Company and its subsidiaries who are or will be responsible for such success; to facilitate the ownership of the Company's stock by such individuals, thereby reinforcing the identity of their interests with those of the Company's stockholders; and to assist the Company in attracting and retaining officers and other employees with experience and ability.

         The Plan provides for the granting of incentive stock options ("ISOs"), non-qualified stock options or both (collectively, "Options"). Options may also be accompanied by dividend equivalents ("Dividend Equivalents"). The Plan also provides for the granting of restricted stock and performance shares (collectively, "Restricted Awards"). The Plan also permits the Plan Committee (as defined below) to authorize loans to participants in connection with the grant of awards, on terms and conditions determined solely by the Plan Committee. All awards will be evidenced by an agreement setting forth the terms and conditions applicable thereto.

         The Plan currently authorizes the issuance of up to 4.9% of the shares of Common Stock outstanding as of the date of determination. Such shares may be authorized but unissued shares or shares reacquired by the Company. On April 1, 1999, the Board of Directors voted to amend the Plan, subject to stockholder approval, to increase the maximum number of shares of Common Stock available for issuance under the Plan. The Board recommends to the Stockholders that they approve and adopt the amendment to the Plan that would increase the maximum number of shares of Common Stock reserved for issuance under the Plan by 500,000. The proposed amendment provides in its entirety as follows:

         Section 4.1 of the Plan is hereby amended to read in its entirety as follows:

         4.1 Limitations. The maximum number of Shares that may be issued with respect to Awards granted pursuant to this Plan at any time shall be an amount equal to 4.9% of the Company's issued and outstanding shares of Common Stock at such time, plus 500,000 Shares; provided, however, that the maximum number of Shares issuable pursuant to Incentive Stock Options granted under the Plan shall be 1,000,000. The Shares issued pursuant to this Plan may be authorized but unissued Shares, or may be issued Shares which have been reacquired by the Company.

PLAN ADMINISTRATION

         The Plan is administered by the Compensation Committee of the Board of Directors (the "Plan Committee"), the composition of which will at all times comply with the requirements of Rule 16b-3 under the Exchange Act. The Plan provides for adjustments to the aggregate number of shares subject to the Plan and any award thereunder, and to the purchase price to be paid and/or the number of shares issuable upon the exercise of any option or pursuant to restricted awards. The Plan Committee has the authority, in the event of any such adjustment, to provide for the cancellation of any outstanding award in exchange for payment in cash or other property.

TERMS AND CONDITIONS OF OPTIONS

         The Plan Committee will determine the option exercise price per share of Common Stock purchasable pursuant to an Option; provided, however, that ISOs cannot be granted for less than one hundred percent (100%) of the Fair Market Value (as defined in the Plan) of the Common Stock on the date of grant. Additionally, any Plan participant who owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary of the Company and an ISO is granted to such employee, the option exercise price of such ISO (to the extent required by the Code at the time of grant) will not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant. The term of each Option shall be fixed by the Plan Committee, provided that if any Plan participant owns or is deemed to own (by reason of the attribution rule of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary of the Company and an ISO is granted to such employee, the term of such ISO (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the date of grant. The Company may make loans available to Option holders in connection with the exercise of outstanding Options granted under the Plan.

RESTRICTED AWARDS

         A restricted stock award is an award of Common Stock that may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of for a period of ten years, or such shorter period as the Plan Committee shall determine, from the date on which the award is granted (the "Restricted
Period"). The Plan Committee may also impose such other restrictions and conditions on an award as it deems appropriate. The Plan Committee may provide that the foregoing restrictions will lapse with respect to specified percentages of the awarded shares on successive anniversaries of the date of the award. In addition, the Plan Committee has the authority to cancel all or any portion of any restrictions prior to the expiration of the Restricted Period. A grant of deferred stock creates a right to receive Common Stock at the end of a specified deferral period. Performance shares are shares of Common Stock subject to restrictions based upon the attainment of performance objectives. Such performance objectives may be based on various financial measures of the Company's performance. In addition, performance goals may be based upon a participant's attainment of specific objectives set for that participant's performance by the Company.

         Upon the award of any restricted stock or performance shares, the participant will have the rights of a stockholder with respect to the shares, including dividend rights, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the participant's award agreement. Upon an award of deferred stock, the participant will not have stockholder rights, other than the right to receive dividends, during the specified deferral period.

DIVIDEND EQUIVALENTS

         Dividend Equivalents may be granted in conjunction with Options. The value of a Dividend Equivalent is equal to the product of (i) the number of shares of Common Stock subject to the Option in connection with which the Dividend Equivalent is granted and (ii) the cash dividend payable per share of Common Stock. Dividend Equivalents may be payable either in cash or in shares of Common Stock, and payment may occur either as the Dividend Equivalents accrue or at such later time as the related Option is exercised. Dividend Equivalents expire at the time the related Option expires, and no dividends are payable or credited with respect to the Dividend Equivalents themselves.

DEATH; TERMINATION OF EMPLOYMENT; RESTRICTIONS ON TRANSFER

         The Plan Committee will provide in the award agreements whether and to what extent awards will be exercisable upon termination of employment or service for any reason, including death or disability, of any participant in the Plan. In no event may any Option be exercisable more than ten years from the date it is granted. Except as otherwise determined by the Plan Committee in accordance with Rule 16b-3, Options are not transferable and are exercisable during the recipient's lifetime only by the recipient.

AMENDMENT; TERMINATION

         The Board of Directors of the Company may terminate or amend the Plan at any time, except that stockholder approval is required for any amendment to the Plan which would be required to fulfill the conditions of Rule 16b-3,
Section 162(m) and such other applicable statutory rules and regulations and only if the Company intends to fulfill such conditions. Termination or amendment of the Plan will not affect previously granted Options or Restricted Awards, which will continue in effect in accordance with their terms.

BENEFITS TO CERTAIN PERSONS UNDER THE PLAN

         As described above, the selection of persons who will receive awards under the Plan and the size of the awards are generally to be determined by the Plan committee in its discretion. Thus, it is not possible either to predict the benefits or amounts that will be received by or allocated to particular individuals or groups of employees or other individuals, or to determine the benefits or amounts that would have been received or allocated to such persons under the Plan, as amended.

         The following table sets forth certain information concerning the grant of Options under the Plan as of December 31, 1998:


                                                           Number of Stock
                   Name                                    Options Granted
                   ----                                    ---------------
            Robert J. Stetson                                   245,000
            Fred H. Margolin                                    245,000
            Michael D. Warran                                    10,000
            Gerald K. Graham                                      7,000
            Darrel L. Rolph                                       7,000
            David K. Rolph                                        7,000
            Eugene G. Taper                                       7,000
            Other Employees                                      94,000


CERTAIN FEDERAL INCOME TAX MATTERS

         Under current law, the Federal income tax consequences to an employee and to the Company with regard to the grant and exercise of an ISO generally will be as follows:

         An employee will not recognize any income upon the grant or exercise of any ISO. If the employee disposes of the common shares of Common Stock acquired pursuant to the exercise of any ISO at least two years after the date the Option is granted and at least one year after the shares of Common Stock are transferred to him or her, the employee will recognize long-term capital gain upon the sale of common shares of Common Stock in an amount equal to the excess, if any, of his or her selling price for the common shares of Common Stock over the Option exercise price. In such case the Company will not be entitled to any tax deduction resulting from the issuance or sale of the common shares of Common Stock. If the employee disposes of the common shares of Common Stock acquired pursuant to the exercise of an ISO prior to the expiration of either two years from the date the Option is granted or one year from the date the common shares of Common Stock are transferred to him or her, any gain realized will be taxable at such time as follows: (a) as ordinary income to the extent of the difference between the Option exercise price and the lesser of the fair market value of the common shares of Common Stock on the date the Option was exercised or the amount realized from such disposition, and (b) as capital gain to the extent of any excess, which gain shall be treated as short-term or long-term capital gain depending upon the holding period of the common shares of Common Stock. In such case, the Company may claim an income tax deduction (as compensation) for the amount taxable to an individual as ordinary income.

         In general, the difference between the fair market value of the common shares of Common Stock at the time the ISO is exercised and the Option exercise price will constitute an item of adjustment, for purposes of determining alternative minimum taxable income, and under certain circumstances may be subject, in the year which the Option is exercised, to the alternative minimum tax.

         If an employee uses the common shares of Common Stock which he or she owns to pay, in whole or in part, the exercise price for common shares of Common Stock acquired pursuant to an ISO, (a) the holding period for the newly issued common shares of Common Stock equal in number to the old common shares of Common Stock which were surrendered upon the exercise shall include the period during which the old common shares of Common Stock were held, (b) the individual's basis in such newly issued common shares of Common Stock will be the same as his or her basis in the old the common shares of Common Stock surrendered and (c) no gain or loss will be recognized by the individual on the old common shares of Common Stock surrendered. However, if an employee uses common shares of Common Stock previously acquired pursuant to the exercise of an ISO to pay all or part of the exercise price under an ISO, such tender will constitute a disposition of such previously acquired common shares of Common Stock for purposes of the one-year (or two-year) holding period requirement applicable to such ISO and may be taxable as described above.

         The Federal income tax consequences to an individual who receives non-qualified Options and to the Company generally will, under current law, be as follows:

         An individual will not recognize any income at the time the Option is granted. Generally, an individual will recognize ordinary income, at the time the Option is exercised, in a total amount equal to the excess of the then fair market value of the Common Shares acquired over the exercise price.

         All income realized upon the exercise of a non-qualified Option will be taxed as ordinary compensation income, subject to withholding. A tax deduction (as compensation) for the amount taxable to an individual (including a director, officer and principal stockholder) is allowed upon the exercise of a non-qualified Option in the same year as those amounts are taxable to the individual.

         Shares of Common Stock issued pursuant to the exercise of a non-qualified Option generally will constitute a capital asset in the hands of an individual (including a director, officer or principal stockholder) and will be eligible for capital gain or loss treatment upon any subsequent disposition. The holding period of such individual will commence upon the date the shares of Common Stock are transferred to him or her. The individual's basis in the shares of Common Stock will be equal to the amount paid for such shares of Common Stock. If, however, an individual uses shares of Common Stock which he or she owns to pay, in whole or in part, the exercise price for shares of Common Stock acquired pursuant to the exercise of a non-qualified Option, (a) the holding period for the newly issued shares of Common Stock equal in number to the old shares of Common Stock which were surrendered upon the exercise shall include the period during which the old shares of Common Stock was held, (b) the individual's basis in such newly issued shares of Common Stock will be the same as his or her basis in the surrendered shares of Common Stock, , (c) no gain or loss will be realized by the individual on the old shares of Common Stock surrendered and (d) the individual will realize ordinary compensation income in an amount equal to the fair market value of the additional number of shares of Common Stock received over and above the number of old shares of Common Stock surrendered.


         THE BOARD OF DIRECTORS BELIEVES THAT THE AMENDMENT TO THE PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND RECOMMENDS ITS APPROVAL BY STOCKHOLDERS.

                    III. RATIFICATION OF INDEPENDENT AUDITORS

         The Board of Directors has selected, upon the recommendation of the Audit Committee, Deloitte & Touche as the Company's independent auditors for the year ending December 31, 1999. Deloitte & Touche has been serving as the independent auditors of the Company (including its predecessors) since 1985.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
                  RATIFICATION OF DELOITTE & TOUCHE LLP AS THE
               COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING
                               DECEMBER 31, 1998.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act requires that Company directors, executive officers and persons who own more than 10% of the Common Stock file initial reports of ownership and reports of changes in ownership of Common Stock with the SEC. Officers, directors and stockholders who own more than 10% of the Common Stock are required by the SEC to furnish the Company with copies of A
Section 16(a) reports they file.

         To the Company's knowledge, based solely on the review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1998, the Company's officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them.

                             INDEPENDENT ACCOUNTANTS

         Deloitte & Touche served as the Company's independent accountants for the fiscal year ended December 31, 1998. A representative of Deloitte & Touche will be present at the Meeting to answer any appropriate questions and to make a statement if he desires to do so.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be presented at the 2000 annual meeting of stockholders of the Company must be received by the Secretary of the Company at the Company's principal executive office no later than December 1, 1999, in order to be included in the proxy statement and form of proxy for such meeting.

                            EXPENSES OF SOLICITATION

         The expense of the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by the directors, officers and employees of the Company by other means, including telephone, telecopy or in person. No special compensation will be paid to directors, officers or employees for the solicitation of proxies. To solicit proxies, the Company also will request the assistance of banks, brokerage houses and other custodians, nominees or fiduciaries, and, upon request, will reimburse such organizations or individuals for their reasonable expenses in forwarding soliciting materials to their principals and in obtaining authorization for the execution of proxies. American Stock Transfer & Trust Company ("AST") has been retained to assist in the solicitation of proxies for a fee not to exceed $3,500, plus reimbursement of out-of-pocket expenses. No officer or director of the Company has an interest in, or is related to any principal of, AST.

                                  OTHER MATTERS

         The management of the Company is not aware of any other matters to be presented for action at the Meeting; however, if any such matters are properly presented for action, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matters.


                                By Order of the Board of Directors,


                                /s/ FRED H. MARGOLIN


                                FRED H. MARGOLIN
                                Secretary

April 16, 1999
Dallas, Texas


         STOCKHOLDERS ARE URGED, REGARDLESS OF THE NUMBER OF SHARES OF COMMON STOCK OF THE COMPANY OWNED, TO DATE, SIGN AND RETURN THE ENCLOSED PROXY. YOUR COOPERATION IN GIVING THESE MATTERS YOUR IMMEDIATE ATTENTION AND IN RETURNING YOUR PROXY PROMPTLY IS APPRECIATED.

                                REVOCABLE PROXY

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                      OF U.S. RESTAURANT PROPERTIES, INC.




         The undersigned hereby appoint(s) Michael Warren and Robyn Young, or either of them, with full power of substitution and resubstitution, proxies of the undersigned, with all of the powers that the undersigned would possess if personally present, to cast all votes which the undersigned would be entitled to cast at the Annual Meeting of Stockholders (the "Annual Meeting") of U.S. Restaurant Properties, Inc. (the "Company") to be held on Wednesday, June 2, 1999, at The Hotel Inter-Continential, 15201 North Dallas Parkway, Dallas Texas, commencing at 10:00 am., local time, and any and all adjournments thereof, including (without limiting the generality of the foregoing) to vote and act as follows:


         1.  Election of directors.

      [  ]    FOR the nominees listed below       [  ]   WITHHOLD AUTHORITY to
              (except as indicated to the                vote for the nominees
              contary)                                   listed below


              Robert J. Stetson        Fred H. Margolin       Gerald H. Graham
              George Mileusnic         Darrel L. Rolph        David K. Rolph
              Eugene G. Taper

      Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) here:
                         -------------------------------------------------------

      --------------------------------------------------------------------------


         2. Proposal to amend the Company's Flexible Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 500,000.


               [  ]  FOR           [  ] AGAINST          [  ] ABSTAIN

         3. Proposal to ratify the appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending December 31, 1999.


               [  ] FOR            [  ] AGAINST          [  ] ABSTAIN


         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. THIS PROXY WILL BE VOTED AT THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, IN THE EVENT NO INSTRUCTIONS ARE SET FORTH, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2 AND 3. This proxy hereby revokes all prior proxies given with respect to the shares of the undersigned.

         Your Board of Directors unanimously recommends that you vote FOR each of the nominees for director and FOR Proposals 2 and 3. Accordingly, please complete, sign, date and return this proxy in the envelope provided for that purpose. No postage is required for mailing in the United States.



Date:                          , 1998
     --------------------------      -----------------------------------------
                                        Signature(s)


                                        IMPORTANT: Please date this proxy and
                                        sign exactly as your name appears to the left. If shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.